Exhibit 10.59

Q Lotus Holdings Inc. Enhances Financing and Advances Operations

Published: Jan 21, 2015 10:11 a.m. ET

Jan 21, 2015 (ACCESSWIRE via COMTEX) – CHICAGO, IL / ACCESSWIRE / January 21, 2015

Q Lotus Holdings Inc. (otc pink:QLTS)(pinksheets:QLTS), is pleased to announce that a private group of investors, working in consultation with a major investment banker, has confirmed its intention to fund the Company sixty million dollars ($60,000,000) to be provided incrementally to facilitate execution of the Company’s previously approved business plan. While we are very excited about this opportunity there is no assurance that it will pay off until we begin to receive funds. Upon receipt of initial funds the Company will make a public announcement.

The Company continues to make progress in all three of its operating groups.

The QLTS Mining Monetization and Trading Group’s mining consultant is making good progress in the evaluation of the silica mining claims and in facilitation of the group’s activities, has retained Michael Greenberg, founder of the Plastics Exchange and co-founder of Alaron Trading Company and PetroChem Wire, with considerable resources and experience in connection with commodity funding, marketing and trading, and a substantial network of valuable contacts for such purposes, has been engaged to raise funds and create valuable relationships for the Company in connection with its Silica mining claims and other perspective natural resources.

QLTS Finance Group led by the president of Midwest Business Credit Inc. its wholly owned lending subsidiary which recently acquired all the assets from Midwest Business Credit, LLC for the total amount of $1,792,000 has been actively building a strong backlog of profitable but risk controlled asset backed loans.

The QLTS Real Estate Finance Group has assumed full responsibility for the direction and execution of the Lake Zurich Project recently announced by the Company and it is in the process of properly staffing the project.

The Company:

Q Lotus Holdings, Inc. (“the Company”) is a public reporting company under the Securities Exchange Act of 1934. Its objective is to create shareholder value through well-organized effective execution of its business operations.

Safe Harbor Statements:

This release contains forward-looking statements that are not statements of historical fact and are subject to risks and uncertainties. These statements relate to analyses and other information that are based on projections and expectations relating to our financial condition, results of operations, plans, objectives, business strategy, projected costs, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts and may include words such as “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, and similar terms and phrases, including references to assumptions. The absence of these words does not necessarily mean that a statement is not forward-looking. All forward-looking statements are subject to risks and uncertainties that may cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. You should keep in mind that any forward-looking statement made by us in this release or elsewhere speaks only as of the date on which we make it. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this release after the date of this release, except as may be required by law. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may be disclosed from time to time in our SEC filings or otherwise.

CONTACT:

Gary Rosenberg

Chairman & CEO

(312) 498-0301

SOURCE: Q Lotus Holdings, Inc.

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